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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) November 16, 2004

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-13703                                     13-3995059
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   (Commission File Number)               (IRS Employer Identification No.)

          11501 Northeast Expressway
           Oklahoma City, Oklahoma                                 73131
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   (Address of Principal Executive Offices)                      (Zip Code)

                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02   Unregistered Sales of Equity Securities.

      On November 17, 2004, the Registrant filed a Prospectus Supplement to the Form S-3 Registration Statement (SEC File No. 333-76595), pursuant to Rule 424(b)(5), with respect to a public offering of up to $299,000,000 aggregate principal amount of its 4.50% Convertible Senior Notes due 2015 (the "Notes") (including up to $39,000,000 aggregate principal amount of Notes that may be issued to the underwriter upon the exercise of an over-allotment option). The Company entered into the Second Supplemental Indenture relating to the issuance of the Notes. The Registrant is filing herewith certain exhibits in connection with its offering and issuance of the Notes.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits

      1.1 Underwriting Agreement, dated as of November 16, 2004, between Six Flags, Inc. and Lehman Brothers Inc.

      4.1 Second Supplemental Indenture, dated as of November 19, 2004, between Six Flags, Inc. and The Bank of New York

      5.1   Opinion of Weil, Gotshal & Manges LLP

      12.1  Ratio of Earnings to Fixed Charges

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIX FLAGS, INC.

                                        By:     /s/ James F. Dannhauser
                                            -----------------------------------
                                            Name: James F. Dannhauser
                                            Title: Chief Financial Officer

Date:  November 19, 2004

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
1.1               Underwriting Agreement, dated as of November 16, 2004, between
                  Six Flags, Inc. and Lehman Brothers Inc.

4.1 Second Supplemental Indenture, dated as of November 19, 2004, between Six Flags, Inc. and The Bank of New York

5.1               Opinion of Weil, Gotshal & Manges LLP

12.1              Ratio of Earnings to Fixed Charges

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